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                                                       The Lincoln National Life
                           American Legacy III (R) View    Insurance Company
[LOGO] American Funds(SM)                                 Fort Wayne, Indiana
                           Variable Annuity Application

  Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST
                       BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner   Maximum age of Contract Owner is 90.
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
                                                 Social Security number/TIN   [_][_][_]-[_][_]-[_][_][_][_]
   ____________________________________________
   Full legal name or trust name*                Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
                                                                Month   Day    Year
   ____________________________________________
   Street address                                Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]

   ____________________________________________
   City                State       ZIP           Date of trust*  [_][_] [_][_] [_][_]  Is trust revocable?*
                                                                 Month   Day    Year    [_] Yes     [_] No

   ____________________________________________  *This information is required for trusts.
   Trustee name*

1b Joint Contract Owner   Maximum age of Joint Contract Owner is 90.

                                                 Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
                                                                                      [_] Male    [_] Female
   ____________________________________________
   Full legal name                               Date of birth  [_][_] [_][_] [_][_]
                                                                Month   Day    Year   [_] Spouse  [_] Non-Spouse

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.) Maximum age of Annuitant is 90.

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
                                                 Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
   ____________________________________________
   Full legal name                               Date of birth  [_][_] [_][_] [_][_]  [_] Male   [_] Female
                                                                Month   Day    Year
   ____________________________________________
   Street address                                Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]

   ____________________________________________
   City                State       ZIP
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2b Contingent Annuitant   Maximum age of Contingent Annuitant is 90.

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
                                                 Social Security number     [_][_][_]-[_][_]-[_][_][_][_]
   ____________________________________________
   Full legal name

3  Beneficiary(ies) of Contract Owner   (List additional beneficiaries on
                                        separate sheet. If listing children, use
                                        full legal names.)
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
   __________________________________________________________   ________________________________   __________________  __________%
   Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner     SSN/TIN

   __________________________________________________________   ________________________________   __________________  __________%
   Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner     SSN/TIN

   __________________________________________________________   ________________________________   __________________  __________%
   Full legal name or trust name*  [_] Primary [_] Contingent   Relationship to Contract Owner     SSN/TIN

   __________________________________________________________   Date of trust*  [_][_] [_][_] [_][_]  Is trust revocable?*
   Executor/Trustee name*                                                       Month    Day   Year   [_] Yes      No [_]
                                                                *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953).

4  Type of American Legacy Contract

Nonqualified: [_] Initial Contribution OR [_] 1035 Exchange

Tax-Qualified (must complete plan type): [_] Transfer OR [_] Rollover

Plan Type (check one): [_] Roth IRA OR [_] Traditional IRA

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
 5a  Allocation (This section must be completed.)              5b Dollar Cost Averaging (Complete only if electing DCA.)
Initial minimums:
                                                                $1,500 minimum required in the Holding Account
   Nonqualified/Qualified: $25,000                              -------------------------------------------------------------------
                                                                Total amount to DCA:                           $ ____________
Future contributions will follow the allocation below. If
DCA option is selected, the entire amount of each future                 OR
contribution will follow the allocation in Section 5b.
                                                                MONTHLY amount to DCA:                         $ ____________
If no allocations are specified in Section 5a or 5b, the        -------------------------------------------------------------------
entire amount will be allocated to the Cash Management          OVER THE FOLLOWING PERIOD:                       _______________
Fund, pending instructions from the Contract Owner.                                                               MONTHS (6-60)
---------------------------------------------------------       -------------------------------------------------------------------
Please allocate my contribution of:                             FROM THE FOLLOWING HOLDING ACCOUNT (check one):
$ _____________________   OR   $ ___________________            [_] DCA Fixed Account
  Initial contribution           Approximate amount             [_] Cash Management Fund*
                                 from previous carrier          [_] U.S. Govt./AAA-Rated Securities Fund*
---------------------------------------------------------
INTO THE FUND(S) BELOW                                          -------------------------------------------------------------------
---------------------------------------------------------       INTO THE FUND(S) BELOW
Use whole percentages                                           -------------------------------------------------------------------
                                                                Use whole percentages                   *The DCA Holding Acco
 ____________%  Global Discovery Fund                                                                    and the DCA fund elect
                                                                ____________%  Global Discovery Fund     cannot be the same.
 ____________%  Global Growth Fund
                                                                ____________%  Global Growth Fund
 ____________%  Global Small Capitalization Fund
                                                                ____________%  Global Small Capitalization Fund
 ____________%  Growth Fund
                                                                ____________%  Growth Fund
 ____________%  International Fund
                                                                ____________%  International Fund
 ____________%  New World Fund
                                                                ____________%  New World Fund
 ____________%  Blue Chip Income and Growth Fund
                                                                ____________%  Blue Chip Income and Growth Fund
 ____________%  Growth-Income Fund
                                                                ____________%  Growth-Income Fund
 ____________%  Asset Allocation Fund
                                                                ____________%  Asset Allocation Fund
 ____________%  Bond Fund
                                                                ____________%  Bond Fund
 ____________%  High-Yield Bond Fund
                                                                ____________%  High-Yield Bond Fund
 ____________%  U.S. Govt./AAA-Rated Securities Fund
                                                                ____________%  U.S. Govt./AAA-Rated Securities Fund*
 ____________%  Cash Management Fund
                                                                ____________%  Cash Management Fund*
 ____________%  Fixed Account
                                                                ============%  Total (must = 100%)
 ____________%  DCA Fixed Account (must complete 5b)            -------------------------------------------------------------------
                                                                Future contributions will not automatically start a new DCA program.
             %  Total (must = 100%)                             Instructions must accompany each DCA contribution.
 ============
 --------------------------------------------------------

5c Cross-Reinvestment or Portfolio Rebalancing

   To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form (28887).

6  Death Benefit Option

   If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.

   [_]I/We hereby elect the Estate Enhancement Benefit+ rider, which includes the Enhanced Guaranteed Minimum Death Benefit.

   +The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner (if applicable) and Annuitant are all under age 76.

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
 7   Automatic Withdrawals

     Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

    [_] Please provide me with automatic withdrawals based on            [_] Please provide me with automatic withdrawals
        ______% (may be between 1 % - 10%) of the greater of total   OR        of $_________________
        contract value or premium payments, payable as follows:
    [_] Monthly  [_] Quarterly   [_] Semi-annually   [_] Annually        [_] Monthly  [_] Quarterly  [_] Semi-annually [_] Annually

      Begin withdrawals in  [_][_]   [_][_][_][_]                         Begin withdrawals in [_][_]   [_][_][_][_]
                       Month       Year                                                     Month       Year

     Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.


     ELECT ONE: [_] Do withhold taxes Amount to be withheld _________ % (must be at least 10%)            [_] Do not withhold taxes
     PAYMENT    [_] Direct deposit     [_] Checking (attach a voided check)    OR    [_] Savings (attach a deposit slip)
     METHOD:        I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                    Lincoln Life also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify
                    Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    _______________________________________________________________________________________________________________
                    Bank name                                                                             Bank telephone number

                [_] Send check to address of record     [_] Send check to the following alternate address:

                                                             ______________________________________________________________________

                                                             ______________________________________________________________________

 8   Automatic Bank Draft

     _______________________________________________________________   ____________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     ______________________________________________________________________________________________________________________________
     Bank name                                                                                          Bank telephone number

     $ ____________________________
     Monthly amount                       Automatic bank draft start date:  [_][_]     [_][_]    [_]
                                                                             Month   Day (1-28)  Year

     [_] Checking (attach a voided check)    OR    [_]Savings (attach a deposit slip)

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln
     Life and the financial institution a reasonable opportunity to act on it.

 9   Telephone/ Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life, American Funds Distributors, Inc., and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

 10  Replacement

     Does the applicant have any existing life policies or annuity contracts?        [_] Yes     [_] No
     Will the proposed contract replace any existing annuity or life insurance?      [_] Yes     [_] No
     (Attach a state replacement form if required by the state in which the application is signed.)

     ______________________________________________________________________________________________________________________________
     Company name
     ___________________________________________________________________________________________________  _________________________
     Plan name                                                                                            Year issued

     Fraud Warning

     Residents of all states except Virginia and Washington, please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.
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
 11  Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III View and American Funds Insurance
     SeriesSM and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the
     Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     _________________________________________________________________________________________
     Signed at (city) State                                                                      Date  [_|_] [_|_] [_|_]
                                                                                                       Month  Day   Year
     _________________________________________   _____________________________________________
     Signature of Contract Owner                 Joint Contract Owner (if applicable)

     _________________________________________________________________________________________
     Signed at (city)                            State                                           Date  [_|_] [_|_] [_|_]
                                                                                                       Month  Day   Year
     _________________________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)

     ------------------------------------------------------------------------------------------------------------------------------
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
     ------------------------------------------------------------------------------------------------------------------------------

 12  Insurance in Force             Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes      If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
                                    Annuitant(s):
     (Attach a state replacement form if required by the state in which the application is signed.)

     ________________________________________________________________________________________________________________  $___________
     Company name                                                                                    Year issued       Amount

 13  Additional Remarks

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

     ______________________________________________________________________________________________________________________________

 14  Dealer Information   Licensing appointment with Lincoln Life is required for this application to be processed.
                          If more than one representative, please indicate names and percentages in Section 13.

     [_] 1 [_] 2 [_] 3 OR Income4Life(SM) Solution - complete Form 30350AL (nonqualified) or Form 30350Q-AL (qualified)



     ___________________________________________________________________________   [_|_|_] [_]_]_]-[_|_|_|_]
     Registered representative's name (print as it appears on NASD licensing)      Registered representative's telephone number

     ___________________________________________________________________________   [_|_|_]-[_|_]-[_|_|_|_]
     Client account number at dealer (if applicable)                               Registered representative's SSN

     ___________________________________________________________________________
     Dealer's name

     ______________________________________________________________________________________________________________________________
     Branch  address                                      City                               State                   ZIP
     [_] CHECK IF BROKER CHANGE OF ADDRESS                Rep Code at Firm ________________________________________________________


 15  Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


     ______________________________________________________________________________________________________________________________
     Signature

                                            Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
                                                                           By Express Mail:
[LOGO] American Funds(SM)                   Lincoln Life                   Lincoln Life
                                            P.O. Box 2348                  Attention: American Legacy Operations
                                            Fort Wayne, IN 46801-2348      1300 South Clinton Street
                                                                           Fort Wayne, IN 46802
                                            If you have any questions regarding this application, call Lincoln Life at 800 443-8137.
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